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                                                                   EXHIBIT 10.18

                            STOCK PURCHASE AGREEMENT


          This STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of November 18, 1998 by and among Prosoft I-Net Solutions, Inc., a Nevada corporation (the "Company"), and the persons or entities listed on Schedule 1 hereto (collectively, the "Purchasers" and individually, a "Purchaser"). Each of the Purchasers desires to make an investment in the Company on the terms and conditions set forth in this Agreement.

          In consideration of the mutual promises and covenants contained in this Agreement, the parties to this Agreement agree as follows:

          1.   Purchase and Sale of Shares.  Upon the terms and subject to the
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conditions contained herein, the Company hereby sells to each Purchaser, and each Purchaser, severally, and not jointly, hereby purchases from the Company, the number of shares (the "Shares") of Common Stock of the Company specified on the signature page to this Agreement, at a purchase price of $1.00 per share.

          2.   Representations and Warranties of the Company.  The Company
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hereby represents and warrants to the Purchasers as follows:

               (a) Organization.  The Company (i) is a corporation duly
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organized, validly existing and in good standing under the laws of the State of
Nevada and (ii) has all requisite power and authority to carry on its business, to own and hold its properties and assets, to enter into and perform this Agreement.

               (b) Authorization.  The execution, delivery and performance by
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the Company of this Agreement have been duly and validly authorized by the
Company's Board of Directors and no authorization or approval of the Company's shareholders is required in connection therewith. This Agreement constitutes the legal, valid and binding obligations of the Company and each is enforceable against the Company in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

               (c) No Conflict.  The execution, delivery and performance by the
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Company of this Agreement:  (i) will not conflict with, result in a breach of or constitute a default under any contract, agreement, indenture, loan or credit agreement, deed of trust, mortgage, lease, security agreement or other arrangement to which the Company is a party or by which the Company or any of its properties or assets is bound or affected; (ii) will not cause the Company to violate or contravene any provision of its Articles of Incorporation or Bylaws; or (iii) require any authorization, consent, approval, permit, exemption or other action by or notice to any court or administrative or governmental body pursuant to the Articles of Incorporation or Bylaws of the Company, any law,

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statute, rule or regulation to which the Company is subject or any agreement, instrument, order, judgment or decree to which the Company is subject.

               (d) Warrants Stock.  All of the shares of Common Stock issuable
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under this Agreement have been duly authorized and reserved for issuance and, upon payment thereon and issuance thereof in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

               (e) Full Disclosure.  No statement by Company contained in this
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Agreement or any other instrument or document given by Company in connection with this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

          3.   Restrictions on Transfer and Purchaser Representations.  In
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acquiring the Shares, each Purchaser makes the following representations, warranties and agreements:

               (a) Such Purchaser understands that the Shares will be issued by the Company without registration under the Securities Act of 1933, as amended ("Act"), and without qualification and/or registration under applicable state securities laws pursuant to specific exemptions from registration and/or qualification contained in the Act and in applicable state securities laws. Such Purchaser understands that the foregoing exemptions depend upon, among other things, the bona fide nature of his investment intent as expressed herein.

               (b) Each Purchaser agrees that none of the Shares, nor any interest in the Shares, will be sold, transferred, or otherwise disposed of by him without registration and/or qualification under the Act or applicable state securities laws unless such Purchaser first demonstrates to the satisfaction of the Company that specific exemptions from such registration and qualification requirements are available with respect to such resale or disposition or provides the Company an opinion of counsel satisfactory to the Company that a contemplated transfer may be made without violation of the Act or applicable state securities laws.

               (c) Each Purchaser represents and warrants to the Company the following:

                   (i) Such Purchaser is acquiring the Shares for investment purposes only, for such Purchaser's own account, and not as nominee or agent for any other person, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Act.

                   (ii) Such Purchaser has been furnished with and carefully read the following documents regarding the Company:

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                         (A) The Company's Annual Report on Form 10-K for the
     year ended July 31, 1997, as filed with the Securities and Exchange Commission ("SEC");

                         (B) The Company's Quarterly Reports on Form 10-Q, as amended, for the quarters ended October 31, 1997, January 31, 1998 and April 30, 1998, as filed with the SEC;

                         (C) The Company's Current Reports on Form 8-K, as amended, dated December 23, 1997, January 1, 1998 and April 6, 1998, as filed with the SEC; and

                         (D) The Company's draft Annual Report on Form 10-K for the year ended July 31, 1998.

                   (iii) Such Purchaser has received all the information he considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares, and has had an opportunity to discuss the Company's business, management, financial affairs and prospects with the Company's management.

                   (iv) Such Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Act. All information which such Purchaser has provided to the Company including, but not limited to, the information contained in the investor questionnaire delivered in connection herewith, is complete and accurate and may be relied upon by the Company.

                   (v) Such Purchaser is able to bear the economic risks related to a purchase of the Shares. Such Purchaser either has a pre-existing personal or business relationship with the Company or any of its officers, directors of controlling persons, or by reason of such Purchaser's business or financial experience or the business or financial experience of his professional advisor who is unaffiliated with and who is not compensated by the Company or any affiliated or selling agent of the Company, directly or indirectly, has the capacity to protect his own interests in connection with the subject transactions.

               (d) Each Purchaser acknowledges that the Shares to be issued to him will contain a legend which prohibits an offer to transfer or a transfer of all or any portion of the Shares unless the Shares are registered under the Act or unless an exemption from registration is available with respect to such resale or disposition.

          4.   Registration Rights. The Company hereby grants to each Purchaser
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the following rights covering the registration with the Securities and Exchange
Commission ("SEC") of any Shares issued hereunder:

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               (a) On or before the first to occur of (i) the Company filing with the SEC any Registration Statement on Form S-1 or Form S-3 after the date of this Agreement, or (ii) 90 days after the date of purchase of the Shares by such Purchaser, the Company shall prepare and file a registration statement covering the Shares and shall use its best efforts to cause such registration statement to become effective within 90 days after filing and to remain effective until the earlier of (i) 24 months from the date of purchase of the Shares by such Purchaser or (ii) such times as all Shares held by such Purchaser could be sold under Rule 144 of the Act.

               (b) In connection with the registration described in this Section 4, the Company agrees to take all action necessary to facilitate the sale by each Purchaser of his Shares, including furnishing to each Purchaser such number of prospectuses reasonably required by such Purchaser to dispose of his Shares, using its best efforts to register or qualify the Shares under the Act and applicable blue sky laws (such action being herein called a "Filing" or the "Filing") and delivering underwriting agreements and other documents customarily delivered by issuers in connection with public offerings. The Company shall not be required to ensure the availability of a prospectus meeting the requirements of the Act in connection with any Filings made pursuant to this Section 4 for a period greater than is required to complete the marketing arrangements with respect to the Shares in such Filings, and in no event for a period greater than the period set forth in Section 4(a).

               (c) With respect to the inclusion of Shares in a registration statement pursuant to this Section 4, all fees, costs and expenses of and incidental to such inclusion shall be borne by the Company; provided, however, that each Purchaser shall bear his or its pro rata share of the underwriting discounts and commissions and shall bear any fees and disbursements of counsel retained by such Purchaser (other than counsel also retained by the Company).

               (d) Each Purchaser shall be entitled to customary indemnification and rights of contribution relating to the registration of the Shares.

               (e) Each Purchaser shall furnish to the Company such information regarding such Purchaser and the distribution proposed by such Purchaser as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 4.

               (f) The registration rights pursuant to this Section 4 shall terminate as to a Purchaser on such date as all Shares held by that Purchaser may immediately be sold under Rule 144 during any 90-day period.

          5.   Severability.  In the event any provision of this Agreement shall
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finally be determined to be unlawful, such provision shall be deemed to be severed from this Agreement and every other provision of this Agreement shall remain in full force and effect.

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          6.   Attorneys' Fees.  In the event any action in law or equity,
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arbitration or other proceeding is brought for the enforcement of this Agreement or in connection with any of the provisions of this Agreement, the prevailing party or parties shall be entitled to its attorneys' fees and other costs reasonably incurred in such action or proceeding.

          7.   Notices.  Any notice to be given hereunder shall be given (except
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as otherwise expressly set forth herein) by registered or certified mail, postage prepaid, by cable, telex or facsimile, or may be delivered by hand or by messenger and shall be deemed to have been received as follows: if given by registered or certified mail, five business days after posting; if given by cable, two business days after dispatch; if given by telex or facsimile, one business day after dispatch; and if delivered by hand or by messenger and receipted for by or on behalf of the party to whom the notice is directed, at the time of such delivery. Any notice shall be sent to the address given in the signature blocks of this Agreement or to such other address as the relevant party may notify to the other.

          8.   Entire Agreement; Amendment.  This Agreement and the exhibits
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hereto contain all of the agreements between the parties with respect to the matters contained herein and supersedes all prior written or oral and all contemporaneous oral agreements or understandings between the parties pertaining to any such matters. No provision of this Agreement may be amended or added to except by an agreement in writing signed by the parties to this Agreement.

          9.   Controlling Law.  This Agreement shall be governed by,
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interpreted under, and construed and enforced in accordance with the laws of the
State of Texas applicable to agreements made and to be performed wholly within the State of Texas. In the event a judicial proceeding is necessary, the sole forum for resolving disputes arising under or relating to this Agreement shall be the applicable courts in Austin, Texas, and all related appellate courts, and the parties hereby consent to the jurisdiction of such courts, and that venue shall be in Austin, Texas.

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          10.  Counterparts.  This Agreement may be executed in counterparts,
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each of which shall be an original but all of which shall constitute one and the same instrument.

                             "Company"

                             Prosoft I-Net Solutions, Inc., a Nevada corporation

                             By:   _____________________________________________

                             Name: _____________________________________________

                             Address:     3001 Bee Caves Rd., Suite 100
                                          Austin, Texas 78746


          The foregoing Agreement is hereby accepted as of the date first written above.


Name of Purchaser:           ________________________________

Authorized Signature:        ________________________________

Amount of Investment:        _____ shares of Common Stock at $___ per share for
                             an aggregate purchase price of $_______________

Exact Name in which Shares
are to be Issued:            ________________________________

Address:                     ________________________________
                             ________________________________
                             ________________________________



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